                                                                   EXHIBIT 10.24
                        THIRD AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT
AGREEMENT (this "Amendment") and limited conditional waiver (the "Waiver") are dated as of the 29th day of December, 1997, and entered into among Clear Channel Communications, Inc., a Texas corporation (herein, together with its successors and assigns, called the "Company"), the Lenders (as defined in the Credit Agreement as defined below), NATIONSBANK OF TEXAS, N.A., a national banking association, as Administrative Lender for itself and the Lenders (the "Administrative Lender"), THE FIRST NATIONAL BANK OF BOSTON, as Documentation Agent, BANK OF MONTREAL, as Co-Syndication Agent and TORONTO DOMINION (TEXAS), INC., as Co-Syndication Agent.

                                   WITNESSETH:

         WHEREAS, the Company, the Lenders and the Administrative Lender entered into a Third Amended and Restated Credit Agreement, dated April 10, 1997 (as amended, restated or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, the Company, the Lenders and the Administrative Lender entered into a First Amendment to the Third Amended and Restated Credit Agreement, dated as of September 17, 1997;

         WHEREAS, the Company, the Lenders and the Administrative Lender entered into a Second Amendment to the Third Amended and Restated Credit Agreement, dated as of November 7, 1997;

         WHEREAS, the Company has informed the Administrative Lender that an Event of Default has been triggered under the Credit Agreement as a result of its Restricted Subsidiaries incurring in excess of $20,000,000 in Indebtedness in violation of Section 7.1(h) of the Credit Agreement and requested a Waiver of the corresponding Event of Default pursuant to Sections 8.01 (a), 8.1(c) and 8.1(e) of the Credit Agreement;

         WHEREAS, the Company has requested that the Credit Agreement be amended to extend by one year the period during which a non-binding post-closing syndication may occur;

         WHEREAS, the Company has requested that the Credit Agreement be amended to allow for an increase in the general Indebtedness basket from $20,000,000 to $50,000,000;

         WHEREAS, the Lenders, the Administrative Lender and the Company have agreed to amend the Credit Agreement and waive the Event of Default upon the terms and conditions set forth below;

         NOW, THEREFORE, for valuable consideration hereby acknowledged, the Company, the Lenders and the Administrative Lender agree as follows:

         SECTION 1.  Definitions.

         (a) In General. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

         (b) Definition of Syndication Date. The definition of "Syndication Date" is hereby amended and restated in its entirety as follows:

                  "Syndication Date" means the earlier of (a) the date notice is delivered to Borrower informing Borrower that the Commitment has increased to an amount not to exceed $2,000,000,000 and is available to be drawn as designated by Borrower or (b) December 31, 1998; provided, however, that no more than one such syndication shall occur during such period.

         SECTION 2. Section 5.13. Section 5.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  Section 5.13 Syndication. The Borrower shall assist the Administrative Lender and the Lenders in attempting to syndicate up to an additional $250,000,000 in excess of $1,750,000,000; it being understood that neither the Administrative Lender nor any Lender is obligated to syndicate such additional $250,000,000 or participate or obtain other lenders to participate in such syndication. The Borrower's assistance shall include, without limitation, (a) providing all information reasonably deemed necessary by the Administrative Lender and its Affiliates to assist in such syndication, (b) making available appropriate officers and representatives of the Borrower and its Subsidiaries to participate in information meetings for potential syndicate members and participants as the Administrative Lender and its Affiliates may reasonably request, and (c) in assembling and updating from time to time an information package for delivery to potential syndicate members and participants (the "Syndication Book"). The Borrower agrees it will be responsible for the contents of the Syndication Book (insofar as information furnished by it is concerned) and prior to dissemination by the Administrative Lender and its Affiliates of the Syndication Book. The Borrower will notify Administrative Lender and Lenders on or before December 31, 1998 of any increase in the Commitment above $1,750,000,000 as a result of any syndication.

         SECTION 3. Section 7.1(h). Section 7.1(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (a) Indebtedness (in addition to the Indebtedness otherwise permitted pursuant to this Section 7.1) of its Restricted Subsidiaries not to exceed $50,000,000 in aggregate principal amount outstanding at any time; and

         SECTION 4. Limited Conditional Waiver. The Company's request for a limited conditional waiver of its violation of Section 7.1(h) of the Credit Agreement caused by the incurrence of approximately $26,000,000 of Indebtedness by its Restricted Subsidiaries as a result of the Indebtedness of Eller Media resulting from its acquisitions and the related Events of Default pursuant to Sections 8.1(a), 8.1(c) and 8.01(e) of the Credit Agreement are hereby granted on a one-time only basis subject to the conditions precedent stated below.

         SECTION 5. Conditions Precedent. This Third Amendment shall not be effective until the Administrative Lender shall have received executed signature pages from the Company, the Administrative Lender and Determining Lenders.

         SECTION 6. Representations and Warranties. The Company represents and warrants to the Lenders and the Administrative Lender that (a) this Third Amendment constitutes its legal, valid, and binding obligation, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Default or Event of Default under the Credit Agreement other than as identified herein, (c) its representations and warranties set forth in the Credit Agreement and other Loan Documents are true and correct on the date hereof, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Documents by the date hereof, and (e) the Credit Agreement, as amended hereby, and the other Loan Documents remain in full force and effect.

          SECTION 7. Entire Agreement; Ratification. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

          SECTION 8. Counterparts. This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         SECTION 9. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, BUT GIVING EFFECT TO THE FEDERAL LAWS OF THE UNITED STATES.

         SECTION 10. CONSENT TO JURISDICTION. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR TEXAS STATE COURT SITTING IN DALLAS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE COMPANY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE LENDER OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE COMPANY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE COMPANY AGAINST THE ADMINISTRATIVE LENDER OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE LENDER OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN PAPER SHALL BE BROUGHT ONLY IN A COURT IN DALLAS, TEXAS.

         SECTION 11.  WAIVER OF JURY TRIAL. THE COMPANY, THE
ADMINISTRATIVE LENDER AND EACH LENDER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN PAPER OR THE RELATIONSHIP ESTABLISHED THEREUNDER.


================================================================================
             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
================================================================================

         IN WITNESS WHEREOF, this Third Amendment to Third Amended and Restated Credit Agreement is executed as of the date first set forth above.

                                       CLEAR CHANNEL COMMUNICATIONS, INC.



                                       By:      /s/ Randall T. Mays
                                          ---------------------------------
                                          Name: Randall T. Mays
                                          Title: CFO

                                       NATIONSBANK OF TEXAS, N.A.,
                                       Individually and as Administrative Lender



                                       /s/ Rosario Echeverria
                                       ----------------------
                                       By: Rosario Echeverria
                                       Its: Vice President

                                       901 Main Street
                                       64th Floor
                                       Dallas, Texas 75202
                                       Attn: Rosario Echeverria
                                             Title: Vice President

                                       BANKBOSTON, N.A., formerly
                                       known as THE FIRST NATIONAL
                                       BANK OF BOSTON, as a Lender
                                       and as Documentation Agent



                                       By:
                                          ---------------------------------
                                          Name:   Mark S. Denomme
                                          Title:  Director

                                       100 Federal Street
                                       Boston, Massachusetts 02110
                                       Attn:  Lenny Mason
                                              Title:  Vice President

                                       BANK OF MONTREAL, as a Lender and as Co-
                                       Syndication Agent



                                       By:      /s/ Rene Encarncion
                                          ---------------------------------
                                          Name:     Rene Encarnacion
                                          Title:    Director

                                       430 Park Avenue
                                       New York, New York 10022
                                       Attn:   Ola Anderssen
                                               Title:  Associate

                                       TORONTO DOMINION (TEXAS), INC., as a
                                       Lender and as Co-Syndication Agent



                                       By:      /s/ Jimmy Simien
                                          ---------------------------------
                                          Name:  Jimmy Simien
                                          Title: Vice President

                                       Houston Agency
                                       909 Fannin Street, 17th Floor
                                       Houston, Texas 77010
                                       Attn:  Lisa Allison
                                              Title:

                                       ABN AMRO BANK, N.V., HOUSTON AGENCY



                                       By:      /s/ Laurie C. Tuzo
                                          ---------------------------------
                                          Name:    Laurie C. Tuzo
                                          Title:   Group Vice President



                                       By:      /s/ David P. Orr
                                          ---------------------------------
                                          Name:    David P. Orr
                                          Title:   Vice President

                                       Three Riverway, Suite 1700
                                       Houston, Texas 77056
                                       Attn:  Ms. Laurie C. Tuzo
                                              Title:  Group Vice President

                                       BANK BRUSSELS LAMBERT,
                                       New York Branch



                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:



                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:

                                       630 Fifth Avenue, 6th floor
                                       New York, New York  10111
                                       Attn:  Craig Hallsteen
                                              Title:  Vice President

                                       BANK OF HAWAII



                                       By:      /s/ Elizabeth O. Maclean
                                          ---------------------------------
                                          Name:    Elizabeth O. Maclean
                                          Title:   Vice President

                                       1850 N. Central Avenue
                                       Suite 400
                                       Phoenix, Arizona 85004
                                       Attn:    Elizabeth McLean
                                                Title:

                                       BANK OF IRELAND - DUBLIN BRANCH



                                       By:      /s/ Carmel McBride
                                          ---------------------------------
                                          Name:
                                          Title:

                                       Corporate Banking, B-2, Head Office
                                       Lower Baggot Street
                                       Dublin 2, Ireland
                                       Attn:  Carmel McBride
                                              Title:  Vice President

                                       THE BANK OF NEW YORK



                                       By:      /s/ Edward Ryan, Jr.
                                          ---------------------------------
                                          Name:    Edward Ryan, Jr.
                                          Title:   Senior Vice President

                                       One Wall Street
                                       16th Floor South
                                       New York, New York  10286
                                       Attn:  Ted Ryan
                                              Title:

                                       THE BANK OF NOVA SCOTIA



                                       By:      /s/ Margot C. Bright
                                          ---------------------------------
                                          Name:    Margot C. Bright
                                          Title:   Authorized Signatory

                                       One Liberty Plaza
                                       26th Floor
                                       New York, New York 10006
                                       Attn:  Townsend Devereux
                                              Title:   Relationship Manager

                                       NATEXIS BANQUE BFCE, (formerly known as
                                       Banque Francaise Du Commerce Exterieur)



                                       By:      /s/ Kevin Dooley
                                          ---------------------------------
                                          Name:   Kevin Dooley
                                          Title:  Vice President



                                       By:      /s/ Evan Kraus
                                          ---------------------------------
                                          Name:   Evan Kraus
                                          Title:  Associate

                                       645 Fifth Avenue
                                       20th Floor
                                       New York, New York 10022
                                       Attn:    Frederick Kammler
                                                Title:

                                       BANQUE PARIBAS



                                       By:      /s/ David Pastre
                                          ---------------------------------
                                          Name:   David Pastre
                                          Title:  Vice President



                                       By:      /s/ Stanley P. Berkman
                                          ---------------------------------
                                          Name:     Stanley P. Berkman
                                          Title:    Managing Director

                                       2029 Century Park East
                                       Suite 3900
                                       Los Angeles, California 90067

                                       BARCLAYS BANK PLC



                                       By:      /s/ James K. Downey
                                          ---------------------------------
                                          Name:    James K. Downey
                                          Title:   Associate Director

                                       BZW Division
                                       388 Market Street, Suite 1700
                                       San Francisco, California 94111

                                       CREDIT AGRICOLE INDOSUEZ
                                       (f/k/a Caisse Nationale De
                                              Credit Agricole)



                                       By:      /s/ Dean Balice
                                          ---------------------------------
                                          Name:   Dean Balice
                                          Title:  Senior Vice President

                                       By:      /s/ David Bouhl, F.V.P.
                                          ---------------------------------
                                          Name:    David Bouhl, F.V.P.
                                          Title:   Head of Corporate Banking

                                       600 Travis, Suite 2340
                                       Houston, Texas  77002
                                       Attn:  Ken Coulter
                                              Title:   Vice President

                                       THE CHASE MANHATTAN BANK, N.A.



                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:

                                       270 Park Avenue
                                       37th Floor
                                       New York, New York 10017
                                       Attn: James Kuster
                                             Title:  Managing Director

                                       CIBC INC.



                                       By:      /s/ Susan Hanna
                                          ---------------------------------
                                          Name:    Susan Hanna
                                          Title:   EXECUTIVE DIRECTOR, CIBC
                                                   Oppenheimer Corp., AS AGENT

                                       425 Lexington Avenue
                                       New York, New York  10017
                                       Attn:    Susan Hanna
                                       Title:   EXECUTIVE DIRECTOR, CIBC
                                                Oppenheimer Corp., AS AGENT

                                       COMPAGNIE FINANCIERE DE CIC ET DE
                                                     L'UNION EUROPEENNE



                                       By:      /s/ Anthony Rock
                                          ---------------------------------
                                          Name:    Anthony Rock
                                          Title:   Vice President



                                       By:      /s/ Marcus Edward
                                          ---------------------------------
                                          Name:    Marcus Edward
                                          Title:   Vice President

                                       520 Madison Avenue
                                       37th Floor
                                       New York, New York 10022
                                       Attn: Marcus Edward
                                             Title:   Vice President

                                       CORESTATES BANK, N.A.



                                       By:      /s/ Douglas E. Blackman
                                          ---------------------------------
                                          Name:    Douglas E. Blackman
                                          Title:   Vice President

                                       1339 Chestnut Street
                                       Philadelphia, Pennsylvania  19107
                                       Attn:    Douglas E. Blackman
                                                Title:   Vice President

                                       CREDIT SUISSE FIRST BOSTON



                                       By:      /s/ Todd C. Morgan
                                          ---------------------------------
                                          Name:    Todd C. Morgan
                                          Title:   Vice President



                                       By:      /s/ Judith E. Smith
                                          ---------------------------------
                                          Name:    Judith E. Smith
                                          Title:   Director

                                       Eleven Madison Avenue
                                       19th Floor
                                       New York, New York 10010-3629
                                       Attn: Joe Coneeny
                                             Title:    Managing Director

                                       CRESTAR BANK



                                       By:      /s/ J. Eric Millham
                                          ---------------------------------
                                          Name:    J. Eric Millham
                                          Title:   Vice President

                                       919 E. Main Street
                                       22th Floor
                                       Richmond, Virginia 23219
                                       Attn: Eric Millham
                                             Title: Vice President

                                       THE DAI-ICHI KANGYO BANK, LTD.



                                       By:      /s/ Kazuki Shimizu
                                          ---------------------------------
                                          Name:    Kazuki Shimizu
                                          Title:   Vice President

                                       One World Trade Center
                                       48th Floor
                                       New York, New York 10048
                                       Attn: Kazuki Shimizu
                                             Title:   Vice President

                                       FIRST UNION NATIONAL BANK



                                       By:      /s/ Bruce Loftin
                                          ---------------------------------
                                          Name:    Bruce Loftin
                                          Title:   Senior Vice President

                                       Capital Markets Group - Communications
                                       One First Union Center
                                       301 South College Street, 5th Floor
                                       Charlotte, North Carolina  28288-0735
                                       Attn:    Adrienne T. Musgnug
                                                Title:   Vice President

                                       FLEET BANK, N.A.


                                       By:      /s/ Michael A. Cerullo
                                          ---------------------------------
                                          Name:    Michael A. Cerullo
                                          Title:   Vice President

                                       Mail Stop NYNYS16K
                                       1185 Avenue of the Americas
                                       16th Floor
                                       New York, New York 10036
                                       Attn: Michael A. Cerullo
                                             Title:   Vice President

                                       THE FUJI BANK, LIMITED



                                       By:      /s/ Philip C. Lauinger III
                                          ---------------------------------
                                          Name:    Philip C. Lauinger III
                                          Title:   Vice President & Manager

                                       One Houston Center
                                       Suite 4100
                                       1221 McKinney Street
                                       Houston, Texas  77010
                                       Attn: Phillip C. Lauinger III
                                             Title:  Vice President and Manager

                                       HIBERNIA NATIONAL BANK



                                       By:      /s/ Troy J. Villafarra
                                          ---------------------------------
                                          Name:    Troy J. Villafarra
                                          Title:   Vice President

                                       313 Carondelet Street
                                       New Orleans, Louisiana  70130
                                       Attn:    Troy Villafarra
                                                Title:   Vice President

                                       INDUSTRIAL BANK OF JAPAN



                                       By:      /s/ Kevin Egan
                                          ---------------------------------
                                          Name:    Kevin Egan
                                          Title:   Vice President

                                       1251 Avenue of the Americas
                                       32nd Floor
                                       New York, New York 10020-1104
                                       Attn:  Jeff Cole
                                              Title:

                                       KEY CORPORATE CAPITAL INC.



                                       By:      /s/ Jason R. Weaver
                                          ---------------------------------
                                          Name:    Jason R. Weaver
                                          Title:   Vice President

                                       Media & Telecommunications Finance
                                         Division
                                       127 Public Square
                                       Cleveland, Ohio  44114-1306
                                       Attn:  Jason R. Weaver
                                              Title:   Assistant Vice President

                                       THE LONG-TERM CREDIT BANK OF JAPAN,
                                       LIMITED, NEW YORK BRANCH



                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:

                                       165 Broadway
                                       New York, New York 10006

                                       MELLON BANK, N.A.



                                       By:      /s/ Thomas P. Joyce
                                          ---------------------------------
                                          Name:    Thomas P. Joyce
                                          Title:   Vice President

                                       One Mellon Bank Center, Room 4440
                                       Pittsburgh, Pennsylvania  15258-0001
                                       Attn:  Thomas P. Joyce
                                              Title:   Vice President

                                       MICHIGAN NATIONAL BANK



                                       By:      /s/ Draga B. Palincas
                                          ---------------------------------
                                          Name:    Draga B. Palincas
                                          Title:   Vice President

                                       Specialty Industries 10-36
                                       27777 Inkster Road
                                       Farmington Hills, Michigan  48334-1036
                                       Attn:    Draga B. Palincas
                                       Title:   Vice President

                                       THE MITSUBISHI TRUST AND BANKING
                                         CORPORATION



                                       By:      /s/ Toshihiro Hayashi
                                          ---------------------------------
                                          Name:    Toshihiro Hayashi
                                          Title:   Senior Vice President

                                       520 Madison Avenue, 26th Floor
                                       New York, New York  10022
                                       Attn:    David Lerner
                                       Title:   Vice President

                                       PNC BANK, NATIONAL ASSOCIATION



                                       By:      /s/ Jeffrey E. Hauser
                                          ---------------------------------
                                          Name:    Jeffrey E. Hauser
                                          Title:   Vice President

                                       1600 Market Street
                                       21st Floor
                                       Philadelphia, Pennsylvania  19103
                                       Attn:    Jeff Hauser
                                                Title:   Vice President

                                       THE ROYAL BANK OF SCOTLAND, PLC



                                       By:      /s/ Karen Stefancic
                                          ---------------------------------
                                          Name:    Karen Stefancic
                                          Title:   Vice President

                                       88 Pine Street
                                       26th Floor
                                       New York, New York 10005
                                       Attn: Karen Stefancic
                                             Title:   Vice President

                                       THE SANWA BANK, LIMITED



                                       By:      /s/ Eric Reimer
                                          ---------------------------------
                                          Name:    Eric Reimer
                                          Title:   Assistant Vice President

                                       4100 W. Texas Commerce Tower
                                       2200 Ross Avenue
                                       Dallas, Texas  75201
                                       Attn:    Matthew Patrick
                                                Title:   Vice President

                                       SOCIETE GENERALE



                                       By:      /s/ Mark Vigil
                                          ---------------------------------
                                          Name:    Mark Vigil
                                          Title:   Vice President

                                       1221 Avenue of the Americas
                                       New York, New York  10020
                                       Attn:    Mark Vigil
                                                Title:

                                       THE SUMITOMO BANK, LIMITED



                                       By:      /s/ Reiji Sato
                                          ---------------------------------
                                          Name:    Reiji Sato
                                          Title:   Joint General Manager

                                       700 Louisiana
                                       Suite 1750
                                       Houston, Texas 77002
                                       Attn:  Daniel Payer
                                              Title:

                                       SUNTRUST BANK, CENTRAL FLORIDA, N.A.



                                       By:      /s/ Jorge Arrieta
                                          ---------------------------------
                                          Name:    Jorge Arrieta
                                          Title:   Vice President

                                          200 South Orange Avenue
                                          Orlando, Florida  32801
                                          Attn:   Chris Aguilar
                                                  Title:   First Vice President

                                       THE TOYO TRUST & BANKING COMPANY,
                                       LTD., NEW YORK BRANCH



                                       By:      /s/ Takashi Mikumo
                                          ---------------------------------
                                          Name:    Takashi Mikumo
                                          Title:   Vice President

                                       666 Fifth Avenue
                                       33rd Floor
                                       Attn:  Sharon Bonelli
                                              Title:   Vice President

                                       UNION BANK OF CALIFORNIA, N.A.



                                       By:      /s/ Christine P. Ball
                                          ---------------------------------
                                          Name:    Christine P. Ball
                                          Title:   Vice President

                                       445 South Figueroa Street
                                       Los Angeles, California  90071
                                       Attn:    Christine Ball
                                       Title:   Vice President

                                       WACHOVIA BANK OF GEORGIA, N.A.



                                       By:      /s/ David K. Alexander
                                          ---------------------------------
                                          Name:    David K. Alexander
                                          Title:   Senior Vice President

                                       191 Peachtree Street
                                       28th Floor, Mail Code 370
                                       Atlanta, Georgia  30303
                                       Attn:    Steven M. Takei
                                       Title:   Vice President